Offerings - Offering: 1	Jul. 15, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 28,125,186.15
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,884.09
Offering Note

(1)	Calculated as the aggregate maximum value of Shares being purchased. The fee of $3,884.09 is being paid in connection with the filing of the Schedule TO-I by Peachtree Alternative Strategies Fund (File No. 005-89754) on July 15, 2026.